UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K/A
 ______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 8, 2015
________________________________________
FORTINET, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 8, 2015, Fortinet, Inc. (“Fortinet”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on July 8, 2015, Fortinet closed its acquisition of Meru Networks, Inc. (“Meru”). This Form 8-K/A amends the Original Form 8-K to provide the historical financial statements of Meru and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except for the filing of the historical financial statements and pro forma financial information, the Original Form 8-K is not being amended or updated in any other manner.

Item 9.01        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

This Form 8-K/A incorporates by reference the historical audited consolidated balance sheet of Meru as of December 31, 2014, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for the year ended December 31, 2014 included in “Item 8. Financial Statements and Supplementary Data” from Meru’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015.

This Form 8-K/A incorporates by reference the historical unaudited condensed consolidated balance sheet of Meru as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2014 and 2015 included in “Item 1. Condensed Consolidated Financial Statements” from Meru’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed with the SEC on May 7, 2015.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, is included as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits.

Number	Description

23.1	Consent of Burr Pilger Mayer, Inc., Independent Registered Public Accounting Firm of Meru
99.1
Audited consolidated balance sheet of Meru as of December 31, 2014, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for the year ended December 31, 2014 (incorporated by reference from Meru’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 27, 2015)

99.2
Unaudited condensed consolidated balance sheet of Meru as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2014 and 2015 (incorporated by reference from Meru’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed with the SEC on May 7, 2015)

99.3	Unaudited pro forma condensed combined financial information of Fortinet and Meru as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortinet, Inc.

Date: September 22, 2015	By:	/s/ JOHN WHITTLE
John Whittle
Vice President and General Counsel

EXHIBIT INDEX

Number	Description

23.1	Consent of Burr Pilger Mayer, Inc., Independent Registered Public Accounting Firm of Meru
99.1
Audited consolidated balance sheet of Meru as of December 31, 2014, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for the year ended December 31, 2014 (incorporated by reference from Meru’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 27, 2015)

99.2
Unaudited condensed consolidated balance sheet of Meru as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss and cash flows for the three months ended March 31, 2014 and 2015 (incorporated by reference from Meru’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed with the SEC on May 7, 2015)

99.3	Unaudited pro forma condensed combined financial information of Fortinet and Meru as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014